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                                                                    EXHIBIT 10.5

                               INDEMNITY AGREEMENT

THIS AGREEMENT made as of the 25th day of November, 2003.

B E T W E E N:

                  NORTH AMERICAN ENERGY PARTNERS INC., a
                  corporation incorporated under the provisions of the Canada Business Corporations Act (the "Act")
                  (the "Corporation")

                  - and -

                  RONALD CRAWFORD, of the City of Toronto, in the Province of Ontario,
                  (the "Nominee")

WHEREAS:

A. The Corporation is the sole member of NACG Finance LLC ("Finance"), a Delaware limited liability corporation;

B. The Corporation has nominated the Nominee to act as the manager (the "Manager") of Finance, and the Nominee has, in conjunction with this agreement, agreed to act as the Manager;

C. The Corporation desires to enter into this agreement for the purpose of indemnifying the Nominee in respect of liabilities which he may incur in connection with the office held by the Nominee as the Manager;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained and for other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by the parties hereto), and in consideration of the Nominee consenting or continuing to act as the Manager and for any other entity as requested by the Corporation and agreed to by the Nominee, the parties hereby agree with the others as follows:

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1.   The Corporation shall indemnify the Nominee and his heirs and legal representatives from and against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal, investigative, administrative or other proceeding (collectively, a "Proceeding") in which he is involved by reason of being or having been the Manager or an officer of Finance or, at the request of the Corporation, being or having been a Manager or an officer or acting in a similar capacity of any other entity, in each case if, for Finance or such other entity that is directly involved in a Proceeding:

     (a) he acted honestly and in good faith with a view to the best interests of Finance, or, as the case may be, to the best interests of the other entity for which the Nominee acted as Manager or an officer or in a similar capacity at the Corporation's request;

     (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful; and

     (c) as applicable, in the case of an action by or on behalf of Finance or other entity to procure a judgment in its favour, the Corporation obtains any approval required under the Act in respect of such indemnification.

2. The Corporation shall advance monies to the Nominee for the costs, charges and expenses of a proceeding referred to in Section 1 provided that (i) the Nominee shall repay the monies if the Nominee does not fulfill the conditions of subsections 1(a) and (b), and (ii) in the case of an action by or on behalf of Finance or other entity to procure a judgment in its favour to which the Nominee is made a party because of the Nominee's association with Finance or other entity, the Corporation obtains any approval(s) required therefor under the Act.

3. Except to the extent contrary to the Act or applicable law, the Corporation shall indemnify the Nominee and his heirs and legal representatives from and against all other costs, charges losses and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal, investigative, administrative or

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     other action, suit or proceeding to which he is made a party by reason of being the Manager or an officer, or acting in a similar capacity, of Finance or, at the request of the Corporation, of any other entity.

4. The Corporation shall use its best efforts to obtain any approval required under the Act or otherwise in respect of any indemnification required to be made by it under this agreement.

5. Any indemnification to be made to the Nominee under this agreement shall not be affected by any remuneration that he shall have received, or to which he may become entitled, at any time for acting in his capacity as the Manager or an officer of Finance or any other body corporate.

6. The indemnification and advancement of expenses provided by, or granted pursuant to, this agreement shall not be deemed exclusive of any other rights to which the Nominee may be entitled under any agreement, vote, action or consent of shareholders, applicable law or otherwise, both as to action in the Nominee's official capacity for Finance and as to action in another capacity while holding such offices. This agreement is intended to provide indemnity to the Nominee to the fullest extent allowed under applicable law, including but not limited to statutory law and judicial decisions. Accordingly, to the extent permitted by applicable law, if the applicable law permits greater indemnity than the indemnity set forth herein, or if any amendment is made to any applicable law expanding the indemnity permissible under applicable law, the indemnity obligations contained herein automatically shall be expanded, without the necessity of action on the part of any party, to the extent necessary to provide to the Nominee the fullest indemnity permissible under applicable law.


7. If (1) Finance is a constituent entity in an amalgamation, merger or consolidation, whether Finance is the resulting or surviving entity or is absorbed as a result thereof, (2) Finance is converted into another type of entity, or (3) if there is a change in control of Finance, or a sale or other complete disposition of all or substantially all of the assets of Finance, the Nominee shall stand in the same position under this agreement with respect to the resulting, surviving, changed, acquiring or converted entity as the Nominee would have with respect to Finance if

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     its separate existence had continued or if there had been no change in the control of Finance or a sale or other complete disposition of all or substantially all of the assets of Finance.

8. If the Corporation voluntarily decides to dissolve or to file a petition for relief under applicable bankruptcy, moratorium or similar laws, then not later than ten days prior to such disposition or filing, the Corporation shall deposit in trust for the sole and exclusive benefit of the Nominee a cash amount equal to all amounts previously authorized to be paid to the Nominee hereunder, such amounts to be used to discharge the Corporation's obligations to the Nominee hereunder. Any amounts in such trust not required for such purpose shall be returned to the Corporation.

9. The parties shall sign such further and other resolutions, documents and papers, cause such meetings to be held, votes cast, special resolutions and resolutions passed, by-laws enacted and documents executed, and do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable to give full effect to this agreement.

10. This agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

11. This agreement shall be governed by, construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereby attorn and submit to the non-exclusive jurisdiction of the Courts of the Province of Ontario in connection with any action, suit or proceeding brought in relation to this agreement.

12. This agreement may not be assigned without the written consent of all of the parties hereto, and shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, legal representatives, successors and permitted assigns.

13. This agreement may not be amended without the written consent of the parties hereto. This agreement shall be effective as of the date hereof and shall remain in full force and effect until

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     the Nominee no longer serves as the Manager or an officer of Finance or in a similar capacity with any other entity for which the Nominee has acted at the request of any the Corporation. Any termination shall not affect any obligation of the Corporation arising prior to termination in favour of the Nominee, including without limitation any obligation to indemnify by reason of any matter that has arisen or circumstances which have occurred prior to termination.

14. The invalidity or unenforceability of any provision of this agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

15. In this agreement where the context so requires words importing number shall include the singular and plural, words importing gender shall include the masculine, feminine and neuter genders and words importing persons shall include firms and corporations and vice versa.

16. Time shall be of the essence of this agreement and of each and every part hereof.

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IN WITNESS WHEREOF the parties hereto have executed this agreement under seal as of the date first above written.

SIGNED, SEALED AND DELIVERED  )
in the presence of            )
                              )
/s/ [Illegible]               )  /s/ Ronald Crawford
----------------------------- )  ----------------------------------------------
Witness                       )  Ronald Crawford
                              )



                                 NORTH AMERICAN ENERGY PARTNERS INC.

                                 By: /s/ John D. Hawkins
                                 ----------------------------------------------
                                 John D. Hawkins
                                 Vice President